Supplement to Prospectus
Dated November 3, 2008 for
The Hirtle Callaghan Trust
The date of this Supplement is October 28, 2009
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Value Equity Portfolio. Pursuant to a Fee Waiver Agreement dated October 16, 2009, AllianceBernstein L.P. (“AllianceBernstein”), a Specialist Manager for the Value Equity Portfolio (the “Portfolio”), has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the Portfolio allocated to AllianceBernstein (on annualized basis), for the period October 1, 2009 to December 31, 2010. The following replaces the Annual Operating Expense table for the Portfolio found on page 6 of the Prospectus:

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)		Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. While Other Expenses remain the same over the periods listed below, the Net Total Annual Portfolio Operating Expenses increase to 0.40% after Year 1, which reflects the elimination of contractual fee waivers with respect to AllianceBernstein. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Management Fee(a)	0.30%
Other Expenses	0.10%

Total Portfolio
Operating Expenses(b)	0.40%

Fee Waivers (c)	(0.05)%
		1 Year	$41
Net Total Portfolio		3 Years	$128
Operating Expenses	0.35%	5 Years	$224
		10 Years	$505

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 40% to AllianceBernstein, 25% to ICAP and 35% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

(c)	For the period October 1, 2009 to December 31, 2010, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of that portion of the Portfolio allocated to AllianceBernstein.
The Small Capitalization Equity Portfolio. Effective October 19, 2009 Geewax & Partners LLC (“Geewax”) was terminated as a Specialist Manager for the Portfolio. All references to Geewax are hereby deleted from this Prospectus.
The Small Capitalization Equity Portfolio. (From Supplement Dated September 14, 2009) Portfolio management agreements between each of Pzena Investment Management, LLC (“Pzena”) and SSgA Funds Management, Inc. (“SSgA FM”) and The Hirtle Callaghan Trust (the “Trust”) on behalf of The Small Capitalization Equity Portfolio (the “Portfolio”) were approved by the Board of Trustees of the Trust on July 28, 2009, and by the shareholders of the Portfolio on August 27, 2009. Effective August 28, 2009 Pzena and SSgA FM became additional Specialist Managers for the Portfolio.
1.	The following replaces the first paragraph of the section of the Prospectus, entitled “Specialist Managers,” found on page 11 (all other information remains unchanged):
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Frontier Capital Management Company, LLC (“Frontier”), Geewax & Partners, LLC (“Geewax”), IronBridge Capital Management LP (“IronBridge”), Mellon Capital Management Corporation (“Mellon Capital”) (formerly, Franklin Portfolio
Supplement to Prospectus for The Hirtle Callaghan Trust

Associates LLC), Pzena Investment Management, LLC (“Pzena”), and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that it is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.
2.	The following supplements the “Specialist Managers” section of the Prospectus for the Portfolio:

The Pzena Investment Selection Process	Pzena’s investment philosophy is classic value. Pzena seeks to buy good businesses at low prices. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power and applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena includes companies in a portfolio only when all five of the following criteria are met (1) the current valuation is low compared to the company’s normalized earnings power (2) current earnings are below historic norms (3) Pzena judges that the problems are temporary, (4) management has a viable strategy to generate earnings recovery, and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 2000® small capitalization universe (i.e. small capitalization value and small capitalization growth segments). The allocation of assets to these various segments of the Russell 2000® universe will be determined by Hirtle Callaghan. The Russell 2000® Indices are unmanaged, market cap-weighted indices, which are reviewed and reconstituted each year. Further information about the Russell 2000® Indices appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.
3.	The following replaces the Annual Operating Expense table for the Portfolio found on page 17 of the Prospectus:

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)		Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Management Fee(a)	0.69%
Other Expenses	0.09%

Total Portfolio
Operating Expenses(b)	0.78%
		1 Year	$80
		3 Years	$249
		5 Years	$433
		10 Years	$966

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio currently has seven Specialist Managers under contract to provide portfolio management services, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures reflect an anticipated allocation of assets of 25% IronBridge, 20% Frontier, 20% to SSgA FM, 20% Sterling Johnston, and 15% Pzena. Hirtle Callaghan expects that the Portfolio’s allocations to Mellon Capital and Geewax will be reduced to a de minimus level or eliminated over time. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Statement of Additional Information.
Supplement to Prospectus for The Hirtle Callaghan Trust

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

4.	(a) The following is an addition to the Specialist Manager Guide beginning on page 54 of the Prospectus:
Pzena Investment Management, LLC (“Pzena”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Pzena is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 120 West 45th Street, 20th Floor, New York, New York 10036. Pzena Investment Management Inc., a publicly traded company, is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 120 West 45th Street, 20th Floor, New York, New York 10036.
Richard Pzena, John Goetz and Benjamin Silver are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Management of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001.
For its services to the Portfolio, Pzena receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 1.00%. As of June 30, 2009, Pzena had total assets under management of approximately $10.8 billion of which approximately $3.8 billion consisted of mutual fund assets.
(b)	The following replaces the first four paragraphs with respect to SSgA FM in the Specialist Manager Guide:
SSgA Funds Management, Inc. (“SSgA FM”) currently serves as a Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. As of June 30, 2009, SSgA FM had over $141.3 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.56 trillion under management as of June 30, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
For its services to The Value Equity and Growth Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. For its services to The Small Capitalization Equity Portfolios, SSgA FM receives an annual fee of 0.04% (subject to a minimum annual fee of $50,000), of that portion of each Portfolio’s assets allocated to it. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The Value Equity, Growth Equity and Small Capitalization Equity Portfolios allocated to SSgA FM are: Kristin Carcio, and John Tucker, CFA.
Kristin Carcio. Ms. Carcio joined the firm in 2006 and is a Principal at State Street Global Advisors and SSgA FM. Ms. Carcio is a Portfolio Manager in the firm’s Global Structured Products Team responsible for the management of several strategies. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, from 2000 to 2006, where she was responsible for the analysis of ABS and CMBS. She received a Bachelor of Science degree in Business Administration from the University of Richmond and a MBA from Boston College.
John Tucker, CFA. Mr. Tucker joined the firm in 1988 and is a Managing Director of SSgA, Head of U.S. Equity Markets in the Global Structured Products Group and a Principal of SSgA FM. Mr. Tucker is responsible for overseeing the management of all U.S. Equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.
The Real Estate Securities Portfolio. (From Supplement Dated September 14, 2009) The following paragraph replaces the last paragraph in the “Specialist Manager Guide” section of the Prospectus with respect to Wellington Investment Management Company, LLP (“Wellington”) (all other information with respect to Wellington remains unchanged):
Supplement to Prospectus for The Hirtle Callaghan Trust

For its services to the Portfolio, Wellington Management receives a fee, payable monthly, at an annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington Management and 0.65% on assets over $50 million of Combined Assets. Combined Assets shall mean the sum of (a) the net assets of The Real Estate Securities Portfolio allocated to Wellington and (b) the net assets for clients of Hirtle Callaghan managed by Wellington within the same strategy.
The Value Equity Portfolio. (From Supplement Dated September 14, 2009) Effective immediately, Messrs. David Yuen and Gerry Paul have replaced Mr. John Mahedy as the portfolio managers responsible for the day-to-day management of the portion of The Value Equity Portfolio allocated to AllianceBernstein L.P. (“AllianceBernstein”). The following replaces the second paragraph under the section of the Specialist Manager Guide for AllianceBernstein:
Mr. Yuen was appointed Co-Chief Investment Officer (“CIO”) of U.S. Large Cap Equities in 2009 and Director of Research — U.S. Large Cap Value in early 2008. Prior to this appointment, Mr. Yuen was Director of Research — Emerging Markets Value, from August of 2002 to early 2008. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry. Mr. Yuen received a BS degree in Operations Research from Columbia University’s School of Engineering in 1986. Mr. Paul was appointed CIO of the North American Value Equity Investment Policy Group and Co-CIO of U.S. Large Cap Equities in 2009. Prior to this appointment, Mr. Paul was the Global Head of Diversified Value Services, CIO—Advanced Value Fund, CIO—Small and Mid-Capitalization, and Co-CIO—Real Estate Investments. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.
The International Equity Portfolio: (From Supplement Dated July 30, 2009) The following supplements the section in the “Specialist Manager Guide” with respect to Artisan Partners Limited Partnership (“Artisan”), an investment subadviser (“Specialist Manager”) for The International Equity Portfolio (the “Portfolio”) (all other information remains unchanged):
Prior to June 10, 2009, Artisan Partners Holdings LP (formerly known as Artisan Partners Limited Partnership) (“Artisan Holdings”), which has served as a Specialist Manager to the Portfolio since July 23, 1999: (i) organized a new, wholly-owned operating subsidiary under the laws of the State of Delaware; and (ii) effective June 8, 2009, transferred substantially all of its assets and liabilities to the new operating subsidiary. Also on June 8, 2009, the new operating subsidiary took on the name Artisan Partners Limited Partnership. As of June 10, 2009, the new operating subsidiary began providing investment subadvisory services to the Trust and the Portfolio under that name. These transactions were undertaken to provide the Specialist Manager with a more flexible organizational structure and did not result in any substantive change in the nature or quality of the services provided to the Trust or in the Specialist Manager personnel who deliver these services. The Board of Trustees met on June 9, 2009 and approved the transition of the advisory agreement pursuant to which the services are provided from Artisan Holdings to the new operating subsidiary.
The Intermediate Term Municipal Bond Portfolio: (From Supplement Dated March 2, 2009) On December 5, 2008, Standish Mellon Asset Management Company LLC (“Standish”) became the Specialist Manager of The Intermediate Term Municipal Bond Portfolio (the “Portfolio”). Consistent with the investment objective of this Portfolio — to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital — the Standish investment process focuses on sector analysis and stock selection rather than interest rate forecasting. Based on proprietary research, Standish seeks to identify lower volatility investments that offer excess incremental yield. Standish will consider eliminating positions when sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.
About Standish. Standish is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. Standish is headquartered at the BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108. Christine Todd and Michael Faloon are primarily responsible for the day-to-day management of the Portfolio’s assets. Ms. Todd is the Managing Director of Tax-Exempt Fixed Income and Insurance Strategies and has been with Standish since 1995. Mr. Faloon is the Quantitative Analyst and Portfolio Manager for Tax Sensitive Strategies and has been with Standish since 1999.
Supplement to Prospectus for The Hirtle Callaghan Trust

Pursuant to a portfolio management agreement (“Standish Agreement”) between Standish and The Hirtle Callaghan Trust (the “Trust”), Standish receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.20%. The Standish Agreement, which became effective on February 11, 2009, was approved by the Board of Trustees on December 10, 2008, and the shareholders of the Portfolio on February 6, 2009. In order to ensure continuity of services to the Portfolio, Standish had been providing services to the Portfolio pursuant to an Interim Portfolio Management Agreement approved by the Board of Trustees of the Trust at a meeting held on November 25, 2008. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Fees and Expenses. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of The Intermediate Term Municipal Bond Portfolio. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2008. The net assets of The Intermediate Term Municipal Bond Portfolio as of June 30, 2008 totaled $584 million. The figure shown reflects the application of the fee schedule described below. The fee payable to Standish is 0.20% of the Portfolio’s average daily net assets.

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)		Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Management Fee	0.25%
Other Expenses	0.08%

Total Portfolio
Operating Expenses	0.33%

		1 Year	$34
		3 Years	$106
		5 Years	$185
		10 Years	$418
The Small Capitalization Equity Portfolio: (From Supplement Dated January 29, 2009) Effective January 1, 2009 the merger of Franklin Portfolio Associates (“FPA”), a Specialist Manager for The Small Capitalization Equity Portfolio and Mellon Capital Management Corporation (“Mellon Capital”) was completed. Mellon Capital has continued to provide portfolio management services to the Portfolio in accordance with the terms of the Portfolio Management Agreement between Franklin Portfolio Associates and The Hirtle Callaghan Trust. Before the transaction, both FPA and Mellon Capital were wholly-owned indirect subsidiaries of The Bank of New York Mellon Corporation (“BNY-Mellon”). The transaction did not, however, result in any substantive change in the nature or quality of the services provided to the Portfolio under the Agreement or the personnel who deliver these services and Mellon Capital continues to be an indirect, wholly-owned subsidiary of BNY-Mellon. All references to Franklin Portfolio Associates are hereby replaced with Mellon Capital.
The Value Equity Portfolio. (From Supplement Dated December 22, 2008) Effective December 19, 2008 J.S. Asset Management LLC (“JSAM”) was terminated as a Specialist Manager for the Portfolio.
The Intermediate Term Municipal Bond Portfolio. (From Supplement Dated December 22, 2008) Effective November, 2008 the name of the Lehman Brothers index used by the Portfolio as its benchmark index changed from the Lehman 5-Year Government Obligations Index to the Barclays Capital 5-Year Government Obligations Index. All other information with respect to this index remains unchanged.
The Value Equity Portfolio. (From Supplement Dated December 11, 2008) A portfolio management agreement between AllianceBernstein L.P. (“AllianceBernstein”) and The Hirtle Callaghan Trust (the “Trust”) on behalf of The Value Equity Portfolio (the “Portfolio”) was approved by the Board of Trustees of the Trust on October 16, 2008, and by the shareholders of the Portfolio on December 5, 2008. Effective December 5, 2008 AllianceBernstein became an additional Specialist Manager for the Portfolio.
Supplement to Prospectus for The Hirtle Callaghan Trust

1.	The following is an addition to the “Specialist Managers” section of the Prospectus for the Portfolio:

The AllianceBernstein Investment Selection Process	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities in seeking to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm seeks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap US companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive return prospects. The US Value Investment Policy Group (IPG), consisting of Chief Investment Officers and Directors of Research, reviews the analysts’ forecasts to ensure that they are consistent and robust. The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters.
2.	The following replaces the Annual Operating Expense table for the Portfolio found on page 6 of the Prospectus:

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)		Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Management Fee(a)	0.30%
Other Expenses	0.10%

Total Portfolio
Operating Expenses(b)	0.40%

		1 Year	$41
		3 Years	$128
		5 Years	$224
		10 Years	$505

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 40% to AllianceBernstein, 25% to ICAP and 35% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

3.	The following is an addition to the Specialist Manager Guide beginning on page 54 of the Prospectus:
AllianceBernstein L.P. (“AllianceBernstein”) serves as a Specialist Manager for The Value Equity Portfolio. AllianceBernstein is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 1345 Avenue of the Americas, New York, NY, 10105. For its services under this Agreement with respect to the portion of the Portfolio allocated to AllianceBernstein from time to time (“AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Institutional Value Equity
Supplement to Prospectus for The Hirtle Callaghan Trust

Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein, for clients of Hirtle Callaghan. As of September 30, 2008, AllianceBernstein had total assets under management of approximately $590 billion, of which approximately $43,556 million represented assets of institutional mutual/commingled funds.
(Revised with Supplement dated July 30, 2009) John P. Mahedy, CPA has primary responsibility for the day-to-day management of the portion of the Portfolio allocated to AllianceBernstein. Mr. Mahedy is Co-Chief Investment Officer—US Value Equities. He has been with the firm for over five years. He earned a BS and an MBA from New York University.
All other information related to the Portfolio, including the names of those additional individuals responsible for the day-to-day management of the Portfolio and fees payable by the Portfolio, is unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for The Hirtle Callaghan Trust